Exhibit 99.2

INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (“Agreement”) is made effective April 3, 2012 by and between NETWORK EQUIPMENT TECHNOLOGIES, INC., located at 6900 Paseo Padre Parkway, Fremont, California 94555-3660, U.S.A. (the "Company"); and C. Nicholas Keating, Jr., having an office located at San Francisco, CA  ("Independent Contractor").

1.

PERFORMANCE OF SERVICES

(a)

Independent Contractor agrees to perform services for the Company as set forth in Attachment A (the “Services”), pursuant to the terms and conditions set forth in this Agreement.

(b)

Independent Contractor agrees and represents that Independent Contractor possesses the requisite tools and equipment necessary to perform the Services.  To the extent, however, that the Independent Contractor performs the Services at the Company’s offices or to the extent such Services require access to certain Company systems, the Company may, subject to security and other Company policy requirements, agree to provide the Independent Contractor with necessary access to such systems, including e-mail, telephone and voice mail systems.

(c)

Independent Contractor will determine the method, details, and means of performing the Services, subject to the specifications and limitations of the Company.  The Company shall have no right to, and shall not, control the manner or determine the method of accomplishing the Independent Contractor’s services, but the Company retains the right to control the overall objectives regarding the duties and/or work to be performed by the Independent Contractor.

(d)

Independent Contractor may, at the Independent Contractor’s own expense, employ such assistants or employees as the Independent Contractor deems necessary to perform the Services.  The Company shall not control, direct or supervise the Independent Contractor’s assistants or employees in the performance of their services.  The Independent Contractor assumes full and sole responsibility for the payment of all compensation and expenses of these assistants and employees and for any state and federal income tax, unemployment insurance, Social Security, disability insurance and other applicable withholdings. Independent Contractor agrees to defend, indemnify and save harmless the Company, its successors and assigns, from any and all claims or demands, including but not limited to the costs, expenses and reasonable attorneys' fees incurred on account thereof, that may be made by Independent Contractor's assistants and employees, including under workers' compensation or similar acts.

(e)

Independent Contractor shall perform the Services at any place or location and at such times as the Independent Contractor shall determine, subject to specific requirements for the Services that may be provided to Independent Contractor.

2.

INDEPENDENT CONTRACTOR RELATIONSHIP

(a)

The parties agree that Independent Contractor is a professional person or entity conducting a business and that the relationship created by this Agreement is that of Independent Contractor and principal.  Neither Independent Contractor nor subcontractors (if any), nor the employees or agents of any of them, will be deemed to be employees or agents of the Company, and none of them shall hold himself/herself out as such nor be treated as an employee or agent of the Company for tax, workers compensation, insurance or any other purposes. Independent Contractor shall be responsible for (i) all taxes owed as a result of payments made to Independent Contractor by the Company and (ii) any government issued licenses, filings and registrations required for Independent Contractor to perform services under this Agreement.

(b)

Independent Contractor understands and agrees that as an Independent Contractor it has no authority, either express or implied, to make any commitments or representations on behalf of Company.  Specifically, without limitation, Independent Contractor shall not make representations of any nature that it is a branch office, agent, or an affiliate of Company;

(c)

Independent Contractor shall only have such authority as is hereinafter expressly granted and shall in no event have authority to bind Company or to negotiate and conclude agreements in Company’ name or on its behalf.

3.

PAYMENT

Independent Contractor will invoice and be paid for services rendered hereunder in the manner and at the times set forth in Attachment A.

4.

COMPLIANCE WITH LAWS AND REGULATIONS

(a)

Independent Contractor agrees to perform all Services in compliance with all federal, state or local statutes, laws, ordinances and regulations, judicial orders or decisions that are applicable now or in the future to the Services, or, to the extent performed outside of the United States, with any laws, decrees, rules or regulations in effect in the territory where Services are to be performed.

(b)

Independent Contractor shall obtain and maintain in effect, all approvals and registrations necessary under the laws and regulations of the United States, or of any other country or political subdivision having jurisdiction over Independent Contractor or this Agreement, for Independent Contractor to undertake and perform its functions and responsibilities under this Agreement and to be compensated as herein provided, or for this Agreement to become and remain otherwise effective;

(c)

Independent Contractor and Independent Contractor's employees, agents and subcontractors (if any) will, while on the premises of the Company, comply with all of the Company's policies, rules and regulations in effect at such premises, including security requirements.

(d)

Independent Contractor agrees not to export or re-export, directly or indirectly, any Proprietary Information or other technical data provided to Independent Contractor by the Company, or any direct product of such Proprietary Information or technical data, without the prior approvals of the United States Department of Commerce and of the Company.

(e)

The relationship created hereby and the Independent Contractor’s activities hereunder do not and will not violate the United States Foreign Corrupt Practices Act, or any similar law of any other territory where Services are to be performed.   Independent Contractor further warrants and represents that no "Foreign Official, Political Party or Official thereof, or Candidate for Foreign Political Office," as those terms are defined in the U.S. Foreign Corrupt Practices Act, will receive from or has been promised by Independent Contractor anything of value, either directly or indirectly, for any purpose that is unlawful under the laws of the United States or any other applicable jurisdiction.

(f)

Independent Contractor agrees that Company may, at its sole discretion and expense, conduct a background investigation related to the Independent Contractor’s qualifications to perform the services, including but not limited to, criminal, education, employment and motor vehicle driving history and records, eligibility status under government listing systems (such as Excluded Parties List System (EPLS) or Denied Persons List (DPL)), and reference checks.  If in Company’s sole judgment, Independent Contractor fails the background investigation, Independent Contractor will be removed from the Company facility immediately and this Agreement shall be immediately terminated.

5.

PROPRIETARY INFORMATION AND TECHNICAL DATA

(a)

Independent Contractor agrees that all Proprietary Information (as defined below) is and will remain the sole property of the Company or third parties furnishing such Proprietary Information to the Company; that all patents, copyrights, trade secrets, trademarks and other intellectual property rights therein are and will remain the sole property of the Company or such third parties; and that no license is granted to Independent Contractor hereby.  As used herein, "Proprietary Information" means information that the Company or such third parties consider confidential and that the Company desires to protect from unrestricted disclosure or use, and all information derived therefrom.  Proprietary Information includes but is not limited to formulas, trade secrets, designs, processes, methods, techniques, know-how, inventions and improvements (whether or not patentable), computer programs, drawings, technical documentation, and other works of authorship (whether or not copyrightable), products and product development plans, customer lists, market and financial data and forecasts, salary and ability levels of employees, business strategies and marketing plans, and information furnished to the Company by third parties that the Company is obligated to maintain in confidence.

(b)

Independent Contractor agrees (i) to hold all Proprietary Information in confidence and trust and to maintain all Proprietary Information as confidential; (ii) to use Proprietary Information only in the performance of Independent Contractor's obligations under this Agreement; (iii) to advise all employees who have access to Proprietary Information as to their obligations contained herein; (iv) to insure that all subcontractors (if any) having access to Proprietary Information have signed the Company's form of Confidentiality and Non-Disclosure Agreement prior to being granted such access; (v) not to disclose or permit disclosure of any Proprietary Information to any third party without the express written permission of the Company; and (vi) to account for the location of all Proprietary Information in whatever form (including but not limited to written materials and data storage media) upon request by the Company.

(c)

The provisions of this Section 8 will not apply to any information that:  (i) is in the public domain at the time of disclosure to Independent Contractor or thereafter enters the public domain through no action or inaction of Independent Contractor; or (ii) was in the possession of or known by Independent Contractor prior to its receipt from the Company; or (iii) is disclosed to Independent Contractor by another person or entity without restriction.

(d)

Immediately upon the termination of this Agreement or of Independent Contractor's services hereunder, or upon the Company's request, Independent Contractor will return to the Company all written matter and other tangible items of any form that contain Proprietary Information and all copies thereof.  With respect to documents or data storage media containing Proprietary Information, Independent Contractor may, instead, delete therefrom all Proprietary Information, in which event Independent Contractor will, upon the Company's request, deliver to the Company a certificate signed by Independent Contractor to the effect that all Proprietary Information has been so deleted.

(e)

Independent Contractor's obligations under subsection (b) with respect to an item of Proprietary Information will terminate, except as to computer programs, five (5) years after the disclosure of such Proprietary Information to Independent Contractor.

6.

ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

Independent Contractor agrees promptly to disclose to the Company all discoveries, inventions and improvements, whether or not patentable, conceived or made by Independent Contractor, Independent Contractor's employees, subcontractors (if any), or others, and all works of authorship, whether or not copyrightable, created by Independent Contractor, Independent Contractor's employees, subcontractors (if any), or others, arising out of the performance of Independent Contractor's obligations under this Agreement.  Independent Contractor hereby assigns to the Company all right, title and interest in and to all such discoveries, improvements, inventions and works, and further agrees during and after the term of this Agreement upon request to assist the Company in securing, protecting or confirming its interests in such discoveries, inventions, improvements or works.  Independent Contractor represents and warrants that all employees, subcontractors (if any), and others making such discoveries, inventions, improvements and works are obligated to assign to Independent Contractor all right, title and interest therein and that Independent Contractor has the full and unrestricted right and power to assign all right, title and interest therein to the Company.

7.

REPRESENTATIONS AND WARRANTIES

Independent Contractor represents and warrants that:

(a)

Independent Contractor has no obligations, legal or otherwise, inconsistent with the terms of this Agreement or with undertaking this relationship with the company nor will enter into such;

(b)

During the term of this Agreement, the Independent Contractor will not engage in business or other activities, which are or may be, directly or indirectly, competitive with the business activities of the Company or that are detrimental to the Company’s interests, without first obtaining the written consent of the Company;

(c)

The Services will be consistent with generally accepted industry practices for the role which Independent Contracted has been contracted to perform, in a workmanlike and professional manner; and

(d)

Independent Contractor will conduct its activities so that it’s equipment, working conditions and methods are safe and without risk to the health of its own, Company’s and any Company customer or client’s employees or other persons.

8.

TERM AND TERMINATION

The term of this Agreement shall be as set forth in Attachment A. The Company may, at any time, terminate the performance of the work hereunder in whole or in part, with or without cause, by written notice to the other party specifying the extent to which performance of the work is terminated and the date upon which termination becomes effective; provided that, if the Agreement is terminated by the Company without cause, the Company shall continue to pay amounts due for the remainder of the term. In the event of any such termination, Independent Contractor will be entitled to payment for authorized services rendered prior to the effective date of termination.

9.

LIABILITY

NEITHER PARTY SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR ANY OTHER DAMAGES ARISING FROM PERFORMANCE UNDER THIS AGREEMENT.

10.

INDEMNITY

INDEPENDENT CONTRACTOR SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS COMPANY FROM AND AGAINST ANY AND ALL LIABILITIES, COSTS, DAMAGES AND EXPENSES RESULTING FROM INDEPENDENT CONTRACTOR’S (OR ITS EMPLOYEES, AGENTS, OR INDEPENDENT CONTRACTORS) GROSS NEGLIGENCE, INCLUDING ILLEGAL ACTS.  THIS SECTION SHALL NOT AFFECT ANY OTHER REMEDIES EITHER PARTY MAY HAVE UNDER THIS AGREEMENT.

11.

GENERAL

(a)

This Agreement will be construed in accordance with and governed by the laws of the State of California, USA.

(b)

Independent Contractor shall neither assign this Agreement nor subcontract nor assign any portion of the work to be performed hereunder without the prior written consent of the Company.

(c)

The provisions of Sections 2, 5, 6, 8, 9, 10 and 11 shall survive any termination or expiration of this Agreement.

(d)

This Agreement constitutes the entire agreement between the Company and Independent Contractor with respect to the subject matter hereof and supersedes all prior agreements, understandings and proposals, whether written or oral.  This Agreement may not be amended or modified except by a writing signed by both parties.  No oral statement of any person will, in any manner or degree, modify or otherwise effect the terms and provisions of this Agreement.

IN WITNESS WHEREOF, the parties agree to the terms and conditions set forth herein and, by way of their respective authorized representative, have duly executed this Agreement

NETWORK EQUIPMENT TECHNOLOGIES,

________________________________

INC.

INDEPENDENT CONTRACTOR

By:

By:

______

_

_

Name

Name

_

_

_

Title

Title

Date:

Date:

Federal Tax

Identification No.: ___________

ATTACHMENT A

1.

Services.

The Independent Contractor shall render the following services, in supplement to his duties as a member of the Company’s Board of Directors:

Provide occasional advice to management on operational and strategic issues, such as market opportunities, product development initiatives, and operating plans. Services may also include assisting in discussions with customers, potential investors, and/or strategic partners or acquirors.

The services will be provided under the direction of the Chairman of the Board of Directors or his designee, but without supervision. The services will be performed in such manner and at such specific times as Independent Contractor shall determine.

2.

Term.

The term of the Agreement is one year, beginning April 3, 2012 and ending April 2, 2013, or such earlier date upon which Independent Contractor is no longer a member of the Company’s Board of Directors.

3.

Compensation.

For each month during the term of the Agreement, the Company will pay Independent Contractor a monthly retainer of $8,333.33.

Company shall also reimburse out-of-pocket expenses incurred by the Independent Contractor, in compliance with the Company’s expense reimbursement policy and supported by documentation that such expenses were actually, reasonably and necessarily incurred in furtherance of the Services.

4.

Method of payment.

Company will pay Independent Contractor in arrears on a monthly basis, within two weeks of the end of each month. Independent Contractor need not submit invoices for the monthly retainer.

The compensation payable to Independent Contractor by Company under this Agreement is the sole and exclusive compensation payable to Contractor for Services rendered.  Contractor hereby expressly and irrevocably waives any rights or claims to any other compensation whatsoever.